Exhibit 99.2

PureCycle Provides Ironton Operations Update
Ironton, Ohio – December 18, 2023 – PureCycle Technologies, Inc. (Nasdaq: PCT), today, announced an update on the status of activities at the company’s flagship purification facility located in Ironton, Ohio. The site successfully restarted following a November outage to address a number of key reliability issues.
PureCycle CEO Dustin Olson said, “We got off to a nice start following the outage. In the first three days we pushed half the amount of feed through the system that we had in nearly five months prior to the outage. The screen changer we installed on the final product extruder showed that it will help with continuous pellet production.” Olson added, “Other operational improvements are evidenced by increased removal of impurities in the form of co-product one and co-product two through the purification process.”
Despite these achievements, a couple of mechanical problems arose last week that are unrelated to PureCycle’s core technology. The primary issues surrounded a leaking block valve and a mechanical seal failure. The Ironton facility was safely shut down following the seal failure with no further equipment damage. The needed maintenance to the plant is currently underway and should be completed in the near-term, before we return to continuous operations.
Due to these issues, PureCycle: Ohio LLC will utilize the 90-day cure period provided under an agreement with the bondholders, since the Company determined it will not meet the December 31, 2023 bondholder operational milestone under its Ironton bonds to produce 4.45 million pounds of pellets in a 30-day period.
PureCycle CEO Dustin Olson said, “PureCycle’s dedicated team has been working around the clock at our Ironton facility to improve and optimize pellet production as we continue to bring this first-of-its-kind technology to market. We are committed to achieving reliable operations that ensure our products meet the highest safety and quality standards.” Olson added, “We look forward to updating the market as we achieve future milestones.”
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PureCycle Contact
Christian Bruey
cbruey@purecycle.com
+1 (352) 745-6120

About PureCycle Technologies
PureCycle Technologies LLC., a subsidiary of PureCycle Technologies, Inc., holds a global license for the only patented solvent-driven purification recycling technology, developed by The Procter & Gamble Company (P&G), that is designed to transform polypropylene plastic waste (designated as No. 5 plastic) into a continuously renewable resource. The unique purification process removes color, odor, and other impurities from No. 5 plastic waste resulting in an ultra-pure recycled (UPR) plastic that can be recycled and reused multiple times, changing our relationship with plastic. www.purecycle.com
Forward-Looking Statements
This press release contains forward-looking statements, including statements about the outcome of any legal proceedings to which PureCycle is, or may become a party, and the financial condition, results of operations, earnings outlook and prospects of PureCycle. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements are based on the current expectations of the management of PureCycle and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and PureCycle’s Quarterly Reports on Form 10-Q, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following:
• PCT's ability to obtain funding for its operations and future growth and to continue as a going concern;
• PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT’s UPR resin (as defined below) in food grade applications (including in the United States, Europe, Asia and other future international locations);
• PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PCT’s facilities (including in the United States, Europe, Asia and other future international locations);
• expectations and changes regarding PCT’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT’s ability to invest in growth initiatives;
• the ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) to be appropriately certified by Leidos (as defined below), following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner;
• PCT’s ability to meet, and to continue to meet, the requirements imposed upon it and its subsidiaries by the funding for its operations, including the funding for the Ironton Facility;
• PCT’s ability to complete the necessary funding with respect to, and complete the construction of, (i) its first U.S. multi-line facility, located in Augusta, Georgia (the “Augusta Facility”); (ii) its first commercial-scale European plant located in Antwerp, Belgium and (iii) its first commercial-scale Asian plant located in Ulsan, South Korea, in a timely and cost-effective manner;
• PCT’s ability to sort and process polypropylene plastic waste at its plastic waste prep (“Feed PreP”)
facilities;
• PCT’s ability to maintain exclusivity under the Procter & Gamble Company (“P&G”) license (as described below);
• the implementation, market acceptance and success of PCT’s business model and growth strategy;
• the success or profitability of PCT’s offtake arrangements;
• the ability to source feedstock with a high polypropylene content at a reasonable cost;
• PCT’s future capital requirements and sources and uses of cash;
• developments and projections relating to PCT’s competitors and industry;
• the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party including the securities class action case;
• geopolitical risk and changes in applicable laws or regulations;
• the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors, including rising interest rates, availability of capital, economic cycles, and other macro-economic impacts;
• turnover or increases in employees and employee-related costs;
• changes in the prices and availability of labor (including labor shortages), transportation and materials, including significant inflation, supply chain conditions and its related impact on energy and raw materials, and PCT’s ability to obtain them in a timely and cost-effective manner;
• any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine and the current situation in Israel);

• the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; and operational risk.